EXHIBIT 23

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-87450.


                                /s/ ARTHUR ANDERSEN LLP



New Orleans, Louisiana
September 27, 1996